BlackRock Liquidity Funds

TempFund

TempCash

FedFund

T-Fund

Federal Trust Fund

Treasury Trust Fund

MuniFund

MuniCash

California Money Fund

New York Money Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement Dated October 5, 2011 to the

Prospectuses Dated February 28, 2011

All Classes Except Select Shares, Premier Shares and Private Client Shares

BlackRock Liquidity Funds (the “Trust”) is revising the schedule of days on which the Funds will be open to accept orders for the purchase or redemption of shares. The Funds currently accept purchase or sale orders on days that both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open. Effective immediately, the Funds will accept orders for the purchase or sale of Fund shares on days that the New York Stock Exchange is open.

In connection with the change set forth above, effective immediately, the prospectuses are hereby amended as follows:

The first sentence of the section captioned “Fund Overview — Important Additional Information—Purchase and Sale of Fund Shares” is hereby deleted and replaced with the following:

You may generally purchase or redeem shares of a Fund each day on which the New York Stock Exchange is open for business.

The third paragraph of the section captioned “Account Information — Price of Fund Shares” is deleted in its entirety and replaced with the following:

A Fund’s NAV per share is calculated by BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), formerly known as PNC Global Investment Servicing (U.S.) Inc., on each day on which the New York Stock Exchange (“NYSE”) is open for business (a “Business Day”). The NAV of each Fund, except TempFund, TempCash, FedFund and T-Fund is determined on each Business Day as of the close of regular trading on the NYSE (normally 4:00 pm Eastern time). The NAV of TempFund, TempCash, FedFund and T-Fund normally is determined on each Business Day as of 6:00 p.m. Eastern time.

The second sentence of the second paragraph in the section captioned “Purchase of Shares” is hereby deleted and replaced with the following:

Generally, a purchase order will be executed by BNY Mellon on the Business Day that it is received only if the federal funds wire service is open on that day, the purchase order is received by the deadline for the applicable Fund(s) and payment is received by the close of the federal funds wire (normally 6:00 p.m. Eastern time).

The second paragraph of the section captioned “Redemption of Shares” is hereby deleted and replaced with the following:

Redemption orders are accepted on Business Days in accordance with the deadlines outlined in the chart below, but if the Federal Reserve Bank of Philadelphia is not open on that Business Day, the redemption order will be accepted and processed the next succeeding Business Day when the Federal Reserve Bank of Philadelphia is open. If redemption orders are received by BNY Mellon on a Business Day by the established deadlines, payment for redeemed Fund shares will normally be wired in federal funds on that same day. If you purchased shares through a bank, savings and loan association or other financial institution, including affiliates of The PNC

Financial Services Group, Inc. (“PNC”) (a “Service Organization”), that entity may have its own earlier deadlines for the receipt of the redemption order. Where a redemption order is processed through certain electronic platforms where same-day cash settlement is impracticable, payment for redeemed shares will generally be delayed by one Business Day. If the Federal Reserve Bank of Philadelphia is closed on the day the redemption proceeds would otherwise be wired, wiring of the redemption proceeds may be delayed by one additional Business Day. A Fund may suspend the right of redemption or postpone the date of payment under the conditions specified in the 1940 Act.

Investors should retain this Supplement with the Prospectuses for future reference.

Code # BRLF-P-1011SUP